OTHER NON-OPERATING GAIN, NET	12 Months Ended
Dec. 31, 2025
Other Non-Operating Gain, Net
OTHER NON-OPERATING GAIN, NET	OTHER NON-OPERATING GAIN, NET
Other non-operating (loss) / gain, net consisted of the following for the years ended December 31:

	2025	2024	2023

Change of fair value of other derivatives	—	—	(1)
Gain from money market funds	23	37	75
Loss from other financial assets	—	—	(48)
Gain on early termination of liability	21	—	—
Other loss on provision for legal case	(170)	—	—
Other losses, net	(4)	(6)	(6)
Other non-operating (loss) / gain, net	(130)	31	20
During the year, the Company has recognized a provision for US$170 relating to an arrangement with Dhabi group. Refer to Note 9 - Provisions and Contingent Liabilities for further details.
In 2023, the loss from other financial assets relates to the impairment of a receivable with respect to the repurchase of VEON Holdings debt.
Refer to Note 18—Investments, debt and derivatives of these consolidated financial statements.